                                     M FUND

                                   PROSPECTUS

                                  MAY 1, 1998

     M Fund, Inc. (the "Company") is an investment company consisting of four separate diversified investment portfolios or funds (the "Funds"). These Funds are available through the purchase of variable life insurance and variable annuity policies issued by certain insurance companies ("Participating Insurance Companies"). The Funds are intended to be offered in addition to other portfolios offered by the Participating Insurance Companies. Shares of the Funds may also be sold to qualified pension and retirement plans.

     Each of the Funds seeks long-term capital appreciation or total return, and each Fund will invest primarily in stocks and other equity securities. However, the Funds will use different investment techniques or strategies, and each Fund's Portfolio Manager has a different investment style.

     EDINBURGH OVERSEAS EQUITY FUND invests outside of the United States, and when appropriate will focus on small- to medium-capitalization companies and emerging markets.

     TURNER CORE GROWTH FUND emphasizes common stocks of U.S. companies that show strong earnings potential and also have reasonable valuations.

     FRONTIER CAPITAL APPRECIATION FUND invests in common stock of U.S. companies of all sizes, with emphasis on stocks of small- to medium-capitalization companies.

     ENHANCED U.S. EQUITY FUND invests primarily in common stock of U.S. companies perceived to provide an opportunity for higher rates of return than the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500" or the "Index") while maintaining risk characteristics which approximate those of the Index.

     This Prospectus briefly describes the information that investors should know before investing in these Funds, including the risks associated with investing in each. Investors should read and retain this Prospectus for future reference. A Statement of Additional Information dated May 1, 1998 (the "SAI"), has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. The SAI is available without charge, upon request by writing to the Company at River Park Center, 205 S.E. Spokane Street, Portland, Oregon 97202, Attn: M Fund Administrator, or by calling (888) 736-2878.
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
            EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION,
          NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
       SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
     PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

       THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS
                     FOR THE INSURANCE OR ANNUITY POLICIES.

                               TABLE OF CONTENTS

INTRODUCTION................................................    3
FINANCIAL HIGHLIGHTS........................................    4
INVESTMENT OBJECTIVES AND POLICIES..........................    7
     Edinburgh Overseas Equity Fund.........................    7
     Turner Core Growth Fund................................    8
     Frontier Capital Appreciation Fund.....................    8
     Enhanced U.S. Equity Fund..............................    9
INVESTMENT RESTRICTIONS.....................................    9
MANAGEMENT..................................................    9
     Directors and Officers.................................    9
     Investment Adviser.....................................   10
     Portfolio Managers.....................................   11
INVESTMENT METHODS AND RISKS................................   12
     Foreign Investments....................................   12
     Investing in Small-Capitalization Companies............   14
     Asset Growth...........................................   14
     Securities Lending.....................................   15
     Other Investments......................................   15
PERFORMANCE INFORMATION.....................................   15
     M Fund Performance.....................................   15
     Private Account Performance............................   16
DETERMINATION OF NET ASSET VALUE............................   18
OFFERING, PURCHASE AND REDEMPTION OF SHARES.................   18
INCOME DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS............   19
TAXES.......................................................   19
OTHER INFORMATION...........................................   20
     Reports................................................   20
     Voting and Other Rights................................   20
     Distributor............................................   21
     Administrative and Other Services......................   21

                                  INTRODUCTION

     M Fund, Inc. (the "Company") is an open-end management investment company, commonly known as a mutual fund. The Company consists of four separate investment portfolios or funds (each a "Fund" and, collectively, the "Funds"), each of which is, in effect, a separate mutual fund. (Additional Funds may be created from time to time.) By investing in a Fund, an investor becomes entitled to a pro rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Fund. Likewise, an investor shares pro rata in any losses of that Fund.

     The Funds are available to the public through the purchase of variable life insurance and variable annuity policies offered by members of M Financial Holdings Incorporated, which does business under the name M Financial Group ("M Financial Group") and issued by certain insurance companies ("Participating Insurance Companies"). M Financial Group is an independent life insurance producer group, specializing in the distribution of life insurance to persons of substantial financial means. The Funds can be selected by policyholders in addition to other portfolios offered by the Participating Insurance Companies.

     Pursuant to an investment advisory agreement and subject to the authority of the Company's board of directors (the "Board of Directors"), M Financial Investment Advisers, Inc. (the "Adviser") serves as the Company's investment adviser and conducts the business and affairs of the Company. The Adviser has engaged the following portfolio managers ("Portfolio Managers") to act as sub-advisers to provide the day-to-day portfolio management for the respective Funds.

                 FUND                               PORTFOLIO MANAGER
                 ----                               -----------------
Edinburgh Overseas Equity Fund           Edinburgh Fund Managers plc
Turner Core Growth Fund                  Turner Investment Partners, Inc.
Frontier Capital Appreciation Fund       Frontier Capital Management Company,
                                         Inc.
Enhanced U.S. Equity Fund                Franklin Portfolio Associates LLC

     The Funds' Portfolio Managers have been selected, and are reviewed and monitored, by the Adviser, whose Board of Directors consists of members from M Financial Group.

     The Company currently offers its shares to separate accounts of Participating Insurance Companies as funding vehicles for certain variable life insurance or variable annuity policies (the "Policies"). The Company may also offer its shares to qualified pension and retirement plans. The Company does not offer its shares directly to the general public. A separate prospectus, which accompanies this Prospectus, describes the applicable Policies and the separate accounts through which they are funded.

     The Funds' shares are sold with no sales load, no redemption fees, and no "12b-1" or other distribution fees. However, various fees and charges (possibly including sales loads) are imposed with respect to each Policy, as described in the prospectus for the applicable Policy.

                              FINANCIAL HIGHLIGHTS

     The following selected financial highlights are derived from the Company's audited financial statements included in the Company's Annual Report to Shareholders. The financial statements and report of Coopers & Lybrand L.L.P., independents accountants, included in the Annual Report to Shareholders for the Company's fiscal year ended December 31, 1997 are incorporated by reference into the Statement of Additional Information. The following data should be read in conjunction with such financial statements, related notes, and other financial information contained in the Annual Report. The Annual Report contains additional performance information about the Funds and is available without charge and upon request by calling (888) 736-2878.

M FUND, INC.
FINANCIAL HIGHLIGHTS

                                                   EDINBURGH OVERSEAS                 TURNER CORE
                                                      EQUITY FUND                     GROWTH FUND
                                              ----------------------------    ----------------------------
                                               YEAR ENDED     PERIOD ENDED     YEAR ENDED     PERIOD ENDED
                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                  1997          1996(a)           1997          1996(a)
                                              ------------    ------------    ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD.......     $  9.88         $ 10.00         $ 11.60         $ 10.00
                                                -------         -------         -------         -------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)...........        0.07            0.06            0.04            0.06
    Net realized and unrealized gain (loss)
      on investments.......................        0.15           (0.12)           3.22            1.94
                                                -------         -------         -------         -------
         Total from investment
           operations......................        0.22           (0.06)           3.26            2.00
                                                -------         -------         -------         -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income.............       (0.07)          (0.06)          (0.04)          (0.06)
    In excess of net investment income.....       (0.03)         --              --              --
    From net realized capital gains........      --              --               (1.22)          (0.34)
    In excess of net realized capital
      gains................................      --              --               (0.10)         --
    Tax return of capital..................       (0.04)         --              --              --
                                                -------         -------         -------         -------
         Total distributions...............       (0.14)          (0.06)          (1.36)          (0.40)
                                                -------         -------         -------         -------
NET ASSET VALUE, END OF PERIOD.............     $  9.96         $  9.88         $ 13.50         $ 11.60
                                                =======         =======         =======         =======
TOTAL RETURN...............................        2.26%          (0.63)%*        28.32%          19.99%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)......     $ 6,034         $ 3,177         $ 3,820         $ 2,003
    Net expenses to average daily net
      assets before interest expense**.....        1.30%           1.30%           0.70%           0.70%
    Net expenses to average daily net
      assets after interest expense**......        1.30%           1.30%           0.70%           0.78%
    Net investment income (loss) to average
      daily net assets**...................        0.83%           0.67%           0.34%           0.55%
    Portfolio turnover rate................          74%             65%            206%            258%
    Average commission rate paid***........     $0.0342         $0.0474         $0.0598         $0.0600
    Without the reimbursement of expenses
      by the adviser, the ratio of net
      expenses and net investment income
      (loss) to average net assets would
      have been:
         Expenses before interest
           expense:........................        4.94%           7.34%           6.20%           8.51%
         Net investment income (loss):.....       (2.81)%         (5.37)%         (5.16)%         (7.26)%

 (a) Funds commenced operations on January 4, 1996
  * Not annualized
 ** Annualized for periods less than one year
*** Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged. Amount is computed on a non annualized basis.

M FUND, INC.
FINANCIAL HIGHLIGHTS

                                                    FRONTIER CAPITAL                 ENHANCED U.S.
                                                   APPRECIATION FUND                  EQUITY FUND
                                              ----------------------------    ----------------------------
                                               YEAR ENDED     PERIOD ENDED     YEAR ENDED     PERIOD ENDED
                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                  1997          1996(a)           1997          1996(a)
                                              ------------    ------------    ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD.......     $ 12.52         $ 10.00         $ 11.85         $ 10.00
                                                -------         -------         -------         -------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)...........        0.00            0.00            0.08            0.12
    Net realized and unrealized gain (loss)
      on investments.......................        2.76            3.03            3.78            2.25
                                                -------         -------         -------         -------
         Total from investment
           operations......................        2.76            3.03            3.86            2.37
                                                -------         -------         -------         -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income.............      --              --               (0.09)          (0.12)
    In excess of net investment income.....      --              --              --              --
    From net realized capital gains........       (0.36)          (0.51)          (0.53)          (0.40)
    In excess of net realized capital
      gains................................      --              --              --              --
    Tax return of capital..................      --              --              --              --
                                                -------         -------         -------         -------
         Total distributions...............       (0.36)          (0.51)          (0.62)          (0.52)
                                                -------         -------         -------         -------
NET ASSET VALUE, END OF PERIOD.............     $ 14.92         $ 12.52         $ 15.09         $ 11.85
                                                =======         =======         =======         =======
TOTAL RETURN...............................       22.13%          30.31%*         32.68%          23.67%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)......     $16,628         $ 3,006         $ 7,345         $ 1,582
    Net expenses to average daily net
      assets before interest expense**.....        1.15%           1.15%           0.80%           0.80%
    Net expenses to average daily net
      assets after interest expense**......        1.15%           1.20%           0.80%           0.80%
    Net investment income (loss) to average
      daily net assets**...................       (0.13)%         (0.30)%          1.17%           1.43%
    Portfolio turnover rate................          61%            140%             52%             79%
    Average commission rate paid***........     $0.0422         $0.0362         $0.0273         $0.0227
    Without the reimbursement of expenses
      by the adviser, the ratio of net
      expenses and net investment income
      (loss) to average net assets would
      have been:
         Expenses before interest
           expense.........................        2.86%           8.19%           5.42%          12.45%
         Net investment income (loss):.....       (1.84)%         (7.34)%         (3.45)%        (10.22)%

 (a) Funds commenced operations on January 4, 1996
  * Not annualized
 ** Annualized for periods less than one year
*** Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged. Amount is computed on a non annualized basis.

                       INVESTMENT OBJECTIVES AND POLICIES

     Each Fund has an investment objective and related investment policies and uses various investment techniques to pursue its objective and policies. THERE CAN BE NO ASSURANCE THAT ANY FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. Investors should not consider any one Fund alone to be a complete investment program. Each of the Funds is subject to the risk of changing economic conditions, as well as the risk inherent in the ability of the Portfolio Manager to make changes in the portfolio composition of the Fund in anticipation of changes in economic, business, and financial conditions. As with any security, a risk of loss is inherent in an investment in the shares of any of the Funds.

     The different types of securities, investments, and investment techniques used by each Fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline. With respect to debt securities, there exists the risk that the issuer of the security may not be able to meet its obligations on interest or principal payments at the time required by the instrument. In addition, the value of debt instruments generally rises and falls inversely with prevailing current interest rates. As described below, an investment in certain of the Funds entails additional risks as a result of the Funds' ability to invest a substantial portion of their assets in either foreign investments or small-capitalization issuers or both. See "Investment Methods and Risks."

     Certain types of investments and investment techniques common to one or more Funds are described in greater detail, including the risks of each, under "Investment Methods and Risks" below and in the SAI. The Funds are also subject to certain investment restrictions that are described under the caption "Investment Restrictions" in either this Prospectus or the SAI.

     The investment objective of each Fund, as well as investment policies that are not fundamental, may be changed by the Board of Directors without shareholder approval. See "Investment Restrictions."

EDINBURGH OVERSEAS EQUITY FUND

     The Edinburgh Overseas Equity Fund's investment objective is long-term capital appreciation with reasonable investment risk through active management and investment in common stock and common stock equivalents of foreign issuers. Current income, if any, is incidental.

     The Fund seeks to achieve this objective by focusing on areas of the market that the Portfolio Manager believes are inefficiently priced. These include smaller, often emerging markets, and smaller companies.

     The investment process utilized by the Portfolio Manager, Edinburgh Fund Managers plc, combines decisions on country weightings, sector allocations, and stock selection strategies. Sector weightings are based on research into demand and supply factors and external independent studies. The stock selection process is fundamentally driven and focuses on four factors: quality of management, financial health, long-term industry prospects and valuation relative to the stock's market price. Research is generally on less-followed small- to medium-sized companies and, when economic conditions are deemed appropriate, the Fund may hold up to 30% of its assets in small-cap stocks (i.e., stocks of companies capitalized at less than $500 million).

     The Edinburgh Overseas Equity Fund will hold on average 60 to 100 different stocks. Under normal market conditions, it will have at least 80% of the value of its total assets invested in at least four different countries outside the United States, but it may "concentrate" its investments by investing a substantial portion of its assets (e.g., more than 25%) in only one or a few countries or regions. Securities issued by U.S. based companies will ordinarily not be purchased by the Fund. The Fund expects generally to be fully invested but may maintain temporary cash balances pending investment or for liquidity purposes.

TURNER CORE GROWTH FUND

     The Turner Core Growth Fund's investment objective is long-term capital appreciation through investment in a diversified portfolio of common stocks that show strong earnings potential with reasonable market prices. The Portfolio Manager's style is core "growth at a reasonable price" and is based on the philosophy that earnings expectations are the primary determinant of stock prices.

     The Portfolio Manager, Turner Investment Partners, Inc., uses a bottom-up discipline (i.e., an individual stock selection process, rather than a top-down industry sector selection process) utilizing sophisticated analytical tools to screen over 10,000 securities for both attractive growth and value characteristics. Growth factors include increasing earnings estimates and results, while value measures include price/earnings ratio to growth rate, ratio of market price to book value, and dividend yield. The first step is a computer ranking based upon a proprietary model: stocks ranked in the 35th percentile or above qualify for purchase, while current holdings that fall to the 55th percentile or below generally will be sold sometime thereafter.

     Stocks eligible for purchase are then subjected to rigorous fundamental and technical analyses. The fundamental analysis focuses on a company's earnings prospects relative to analysts' consensus expectations, while the technical analysis evaluates support for a stock based on price and volume patterns.

     The Fund purchases stocks with favorable rankings, earnings prospects, and positive technical indicators. Conversely, stocks are sold when earnings prospects are deteriorating, as indicated by a ranking below the 55th percentile (i.e., below 55% of the stocks screened), deteriorating earnings forecasts, or a worsening of technical indicators.

     Generally, the Turner Core Growth Fund will be fully invested, with an individual security constituting no more than 2% of the net asset value of the Fund (except for issues comprising more than 2% of the S&P 500 Index, in which case the Turner Core Growth Fund may hold up to 120% of the issues' index weighting), and will generally contain 100 to 120 holdings. The Fund may retain a portion of assets in cash or cash equivalents pending investment or for liquidity purposes.

FRONTIER CAPITAL APPRECIATION FUND

     The Frontier Capital Appreciation Fund's investment objective is maximum capital appreciation through investment in common stock of companies of all sizes, with emphasis on stocks of small- to medium-capitalization companies (i.e., companies capitalized at less than $3 billion). Importance is placed on an evaluation of earnings per share, growth and price appreciation potential, rather than income.

     The Portfolio Manager, Frontier Capital Management Company, Inc., seeks to identify companies with unrecognized earnings potential. The investment process emphasizes earnings growth potential and valuation of those companies which tend to be less well followed by Wall Street analysts and have a relatively low level of ownership by other institutional investors. The process combines traditional fundamental research with a valuation model that screens dividend valuation, equity valuation, earnings growth, earnings momentum, and unexpectedly high or low earnings.

     The Fund's portfolio is not restricted to any one segment of the market; however, generally a majority of its portfolio will consist of stocks of small- to medium-capitalization companies. The Fund's portfolio will typically consist of 80 to 120 stocks. The Fund may maintain a portion of assets in cash or cash equivalents pending investment or for liquidity purposes.

     Stocks are sold if earnings growth potential is realized, when the fundamental reasons for purchase are no longer valid, or when a more attractive situation is identified.

ENHANCED U.S. EQUITY FUND

     The Enhanced U.S. Equity Fund's investment objective is above-market total return through investment in common stock of companies perceived to provide a total return higher than that of the S&P 500 at approximately the same level of investment risk as the S&P 500.

     The Fund's Portfolio Manager, Franklin Portfolio Associates LLC ("Franklin Associates"), uses a quantitative process that seeks to identify those stocks with the highest expected returns. The Portfolio Manager uses proprietary software to construct a portfolio which is intended to have similar risk characteristics to those of the S&P 500. The S&P 500 represents a sampling of the stocks of the largest U.S. corporations along with stocks of certain foreign corporations that are publicly traded in the United States.

     Valuation models which the Portfolio Manager uses to rank the universe of stocks focus on fundamental momentum, relative value, future cash flow, and supplementary factors (e.g., trading by officers or directors of the company being analyzed and short-term price momentum). Stocks which fall below the median ranking in this process are sell candidates. A proprietary optimizer is used to construct the portfolio. The optimizer is a risk management system comprised of proprietary software created by Franklin Associates. It categorizes both the portfolio and the S&P 500 into 55 industry groups and 13 general risk categories. Stocks are then selected from the top deciles in Franklin Associates' ranking process so that the portfolio reflects similar characteristics to those of the industry groups and risk characteristics of the S&P 500. Thus, industry and sector allocations are actively neutralized, permitting Franklin Associates' investment process to remain focused on individual stock selection.

     The Fund will contain approximately 150 stocks. Under normal market conditions, it will have at least 65% of the value of its total assets invested in equity securities of U.S. based companies. The Fund may maintain a portion of assets in cash or cash equivalents pending investment or for liquidity purposes.

                            INVESTMENT RESTRICTIONS

     Each of the Funds is subject to certain investment restrictions which have been adopted by the Company for each Fund as fundamental policies that cannot be changed without the approval of a majority of the outstanding votes attributable to shares of that Fund. Among other such fundamental restrictions, a Fund may not, with respect to 75% of the value of its total assets, purchase the securities of any one issuer (except U.S. Government securities) if more than 5% of the value of the Fund's assets would be invested in such issuer or if more than 10% of the outstanding voting securities of that issuer would be owned by the Fund. Similarly, it is a fundamental investment restriction that none of the Funds may invest more than 25% of its total assets in securities of issuers in any one industry, except that this limitation does not apply to U.S. Government securities. For a more complete description of the investment restrictions to which each Fund is subject, see the SAI.

                                   MANAGEMENT

DIRECTORS AND OFFICERS

     The Board of Directors is responsible for deciding matters of general policy and reviewing the actions of the Adviser and the Portfolio Managers, the custodian, accounting and administrative services provider and other providers of services to the Company. The officers of the Company supervise the Company's daily business operations. The SAI contains information as to the identity of, and other information about, the directors and officers of the Company.

INVESTMENT ADVISER

     M Financial Investment Advisers, Inc. (the "Adviser") is the investment adviser of the Company and its Funds. The Adviser is an affiliate of M Life Insurance Company ("M Life"), a Colorado stock insurance company.

     M Life is an agent-owned reinsurance company in that its capital stock is indirectly owned, in part, by independent participating insurance agents who are engaged primarily in selling insurance policies, including variable insurance policies which will be invested in the Funds. M Life, for a fee paid by the insurance carriers, reinsures a portion of the mortality risk on insurance policies sold by its shareholder-agents.

     The Adviser and M Life are controlled by M Financial Holdings Incorporated, which does business under the name M Financial Group ("M Financial Group"). M Financial Group is engaged in providing product development and marketing support services for participating insurance agents, who, collectively, own a majority of the outstanding stock of M Financial Group. M Financial Group receives from insurance carriers compensation based, in part, upon the volume of insurance premiums generated by its participating agents.

     The Adviser, located at River Park Center, 205 S.E. Spokane Street, Portland, Oregon 97202, began managing the Company at its commencement of operations (January 4, 1996) but otherwise has no previous experience in providing investment advisory services.

     The Adviser has entered into an investment advisory agreement with the Company under which the Adviser assumes overall responsibility, subject to the ongoing supervision of the Company's Board of Directors, for administering all operations of the Company and for monitoring and evaluating the management of the assets of each of the Funds by the Portfolio Managers. The Adviser provides or arranges for the provision of the overall business management and administrative services necessary for the Company's operations and furnishes or procures any other services and information necessary for the proper conduct of the Company's business. The Adviser also acts as liaison among, and supervisor of, the various service providers to the Company, including the custodian, transfer agent, administration agent, and accounting services agent. The Adviser is also responsible for overseeing the Company's compliance with the requirements of applicable law and with each Fund's investment objective, policies, and restrictions.

     For its services to the Company, the Adviser receives an advisory fee that is based on the average daily net assets of each of the Funds, deducted daily from the assets of each of the Funds, and paid to the Adviser quarterly.

     The following annual rates represent total advisory fees for each Fund:

                     FUND                                TOTAL ADVISORY FEES
                     ----                                -------------------
Edinburgh Overseas Equity Fund.................  1.05% on the first $10 million
                                                 0.90% on the next $15 million
                                                 0.75% on the next $75 million
                                                 0.60% on amounts above $100 million
Turner Core Growth Fund........................  0.45%
Frontier Capital Appreciation Fund.............  0.90%
Enhanced U.S. Equity Fund......................  0.55% on the first $25 million
                                                 0.45% on the next $75 million
                                                 0.30% on amounts above $100 million

     The investment advisory agreement does not place limits on the operating expenses of the Company or of any Fund. However, the Adviser has voluntarily undertaken to pay any such expenses (but not including the advisory fee, brokerage or other portfolio transaction expenses or expenses for litigation, indemnifica-tion, taxes or other extraordinary expenses) to the extent that such expenses, as accrued for each Fund through December 31, 1998, exceed 0.25% of that Fund's estimated average daily net assets on an annualized basis.

PORTFOLIO MANAGERS

     EDINBURGH FUND MANAGERS PLC ("Edinburgh") is the Portfolio Manager of the Edinburgh Overseas Equity Fund. Edinburgh's principal business address is Donaldson House, 97 Haymarket Terrace, Edinburgh EH12 5HD, Scotland, and Edinburgh maintains a non-investment branch at 600 Peachtree Street, N.E., Suite 3820, Atlanta, Georgia 30308. Edinburgh was formed in 1969 and registered as an investment adviser with the Securities and Exchange Commission in 1984. As of December 31, 1997, Edinburgh managed approximately $11.5 billion of assets.

     Edinburgh manages the Fund on a team basis. The Chief Investment Director of Edinburgh is Michael Balfour, CA (Chartered Accountant). Mr. Balfour holds a B.Comm. degree from Edinburgh University. He joined Edinburgh in 1985 and became Manager of the Pacific Rim Department the following year. He was involved in the launching of Edinburgh Pacific Fund and the Edinburgh Dragon Trust in 1987. In 1992, he was appointed a director of Edinburgh responsible for overseas investment, and in 1995 he became Chief Investment Director responsible for all investment departments and Chair of the asset allocation committee.

     TURNER INVESTMENT PARTNERS, INC. ("Turner") is the Portfolio Manager of the Turner Core Growth Fund. Turner's principal business address is 1235 Westlakes Drive, Suite 350, Berwyn, Pennsylvania 19312. Turner is a professional investment management firm founded in 1990. Robert E. Turner is the controlling shareholder of Turner. Turner has provided investment advisory services to investment companies since 1992. At December 31, 1997, Turner managed approximately $2.7 billion of assets.

     Mr. Turner, CFA (Chartered Financial Analyst), Chairman and Chief Investment Officer of Turner, is the person primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Turner holds a B.S. degree in accounting and an M.B.A. degree in finance from Bradley University and has over 15 years of investment experience. He is a member of the Association for Investment Management and Research and is active with the Financial Analysts of Philadelphia and the Technology Council of Greater Philadelphia. Prior to forming Turner, Mr. Turner was employed as Senior Investment Manager with Meridian Investment Company (1985 to 1990), Portfolio Manager/Analyst with Integon Corporation (1983 to 1985), and Analyst with McMillion/Eubanks (1981 to 1983), and he served as a consultant with Andersen Consulting (1979 to 1981).

     FRONTIER CAPITAL MANAGEMENT COMPANY, INC. ("Frontier") is the Portfolio Manager of the Frontier Capital Appreciation Fund. Frontier's principal business address is 99 Summer Street, Boston, Massachusetts 02110. Frontier's investment process combines its fundamental in-depth research effort with a proprietary computer model to identify areas of investment opportunity. Frontier was founded in 1980. As of December 31, 1997, Frontier managed a total of $3.3 billion.

     Michael A. Cavarretta, CFA, is the person primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Cavarretta holds a B.S. degree from the University of Maine and an M.B.A. degree from Harvard Business School. He joined Frontier in 1988 and has served as sole portfolio manager for Frontier's capital appreciation portfolios for the past six years. Prior to attending Harvard Business School, Mr. Cavarretta was employed as a Financial Analyst with General Electric Company (1981-1986).

     FRANKLIN PORTFOLIO ASSOCIATES LLC ("Franklin") is the Portfolio Manager of the Enhanced U.S. Equity Fund. Franklin's principal business address is Two International Place, 22nd Floor,

Boston, Massachusetts 02110. Franklin is a professional investment counseling firm which specializes in the management of common stock portfolios through the use of quantitative investment models. Founded in 1982, Franklin, a Massachusetts Limited Liability Company, is a wholly-owned indirect subsidiary of Mellon Bank Corporation. As of December 31, 1997, Franklin provided investment advisory services with respect to approximately $10.2 billion of client assets. Franklin employs proprietary computer models in selecting individual equity securities and in structuring investment portfolios for its clients, including the Fund.

     John J. Nagorniak, CFA, President of Franklin, is the person primarily responsible for the day-to-day management of the Fund's investment portfolio; he will oversee the application of Franklin's quantitative techniques to the Fund's assets. Mr. Nagorniak and the other investment principals of Franklin are responsible for the ongoing development and enhancement of Franklin's quantitative investment techniques. Mr. Nagorniak is a graduate of Princeton University and has received a M.S. degree from the Sloan School at the Massachusetts Institute of Technology. Prior to joining Franklin, he was associated with State Street Bank and Trust Company as Chief Investment Officer (1979 to 1981). Prior to that, he was Director of Investment Management Technology for John Hancock Mutual Life Insurance Company (1970 to 1979). He is past President of the Investment Technology Association and has been on the Council of that organization and the Council of the Quantitative Discussion Group. Mr. Nagorniak is on the Board of Directors and is past President of the Boston Security Analysts Society. He has over 25 years of investment experience.

     Investment Sub-Advisory Agreements. Each Portfolio Manager has entered into an investment sub-advisory agreement with the Adviser under which the Portfolio Manager, subject to the general supervision of the Adviser and the Company's Board of Directors, manages the investment portfolio of the Fund of which it is the Portfolio Manager. Under the investment sub-advisory agreements, the Portfolio Managers are responsible for making investment decisions for the Funds and for placing the purchase and sale orders for the portfolio transactions of each Fund. In this capacity, the Portfolio Managers obtain and evaluate appropriate economic, statistical, timing, and financial information and formulate and implement investment programs in furtherance of each Fund's investment objective. The Portfolio Managers may place orders for portfolio transactions with any broker including, to the extent and in the manner permitted by applicable law, affiliated brokers. As compensation for their services, each Portfolio Manager receives a fee (paid by the Adviser) based on the average daily net assets of the applicable Fund. See the SAI for more detailed information about the investment sub-advisory fees and agreements.

     Change of Portfolio Managers. The Company and the Adviser have applied for an exemptive order from the SEC that would permit the Adviser, with the approval of the Company's Board of Directors, to retain a different Portfolio Manager for a Fund without submitting the investment sub-advisory agreements to a vote of the Fund's shareholders. The Company will notify shareholders in the event of any change in the identity of the Portfolio Manager of a Fund. Until or unless this exemptive order is granted, if a duly appointed Portfolio Manager is terminated or otherwise ceases to advise a Fund, the Company will propose that a new Portfolio Manager be engaged to manage the Fund's assets. The Company would then be required to submit to the vote of the Fund's shareholders the approval of an investment sub-advisory agreement with the new Portfolio Manager.

                          INVESTMENT METHODS AND RISKS

FOREIGN INVESTMENTS

     Investments in the securities of companies organized outside the United States or of companies whose securities are principally traded outside the United States ("foreign issuers"), or investments in securities denominated or quoted in a currency other than the U.S. dollar ("non-dollar securities"), may present potential benefits and risks not associated with investments solely in securities of domestic issuers or U.S. dollar-denominated securities. Each of the Funds may invest in securities of foreign issuers. The Frontier Capital Appreciation Fund and the Turner Core Growth Fund may invest up to 10% of the value of their total assets in securities of foreign issuers that are listed on United States exchanges or are represented by American Depository Receipts ("ADRs"). The Edinburgh Overseas Equity Fund also may invest in non-dollar securities. (However, the Edinburgh Overseas Equity Fund may not invest in Canadian government securities, and the Enhanced U.S. Equity Fund, the Turner Core Growth Fund and the Frontier Capital Appreciation Fund may not invest in any foreign government securities.) Benefits of investing in foreign issuers or non-dollar securities may include the opportunity to invest in foreign issuers that appear, in the opinion of the Portfolio Manager, to offer better opportunity for long-term capital appreciation or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States, and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

     Investing in non-dollar securities or in the securities of foreign issuers involves significant risks that are not typically associated with investing in U.S. dollar-denominated securities or in securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). For example, a decline in the exchange rate would reduce the value of certain portfolio investments. In addition, if the exchange rate for the currency in which a Fund receives dividend or interest payments declines against the U.S. dollar before such interest is paid as a dividend to the Fund's shareholders, the Fund may have to sell portfolio securities to obtain sufficient cash to pay the dividend. The Edinburgh Overseas Equity Fund may engage in forward foreign currency exchange contracts to hedge its foreign currency exposure; however, such investments also entail certain risks (described in the Statement of Additional Information). Some foreign stock markets may have substantially less volume than, for example, the New York Stock Exchange, and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions. For example, delays in settlement could result in temporary periods when a portion of the assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio investment or, if the Fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

     Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of a Fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

     Many securities of foreign issuers are represented by ADRs, which represent the right to receive securities of foreign issuers deposited in a domestic bank or foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars. Additional information regarding ADRs and other aspects of foreign securities can be found in the Statement of Additional Information.

     Emerging Market Securities. The Edinburgh Overseas Equity Fund may invest up to 25% of its assets in countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Emerging markets securities may be less liquid and more volatile than securities of comparable domestic issuers and have different clearance and settlement procedures that may not keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund.

     Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present greater risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Also, issuers located in emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements. A more detailed discussion of the risks associated with investing in emerging markets can be found in the Statement of Additional Information.

INVESTING IN SMALL-CAPITALIZATION COMPANIES

     All of the Funds may invest in small-capitalization companies (generally considered to be companies with a capitalization of less than $500 million). Investing in securities of smaller, lesser-known companies involves greater risks than investing in larger, more mature, better known issuers, including an increased possibility of portfolio price volatility. Historically, small-capitalization stocks and stocks of recently organized companies, in which all of the Funds may also invest, have been more volatile in price than the larger-capitalization stocks (such as those included in the S&P 500). Among the reasons for the greater price volatility of the stocks of these smaller companies are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of smaller companies to changing economic conditions. For example, such companies may be subject to greater business risks resulting from their limited product lines, markets, distribution channels, and financial and managerial resources.

     The stock prices of smaller companies may fluctuate independently of larger company stock prices. Thus, small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Investors should, therefore, expect that to the extent a Fund invests in stock of small-capitalization companies, the net asset value of that Fund's shares may be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500. Furthermore, the securities of companies with small stock market capitalizations may trade less frequently and in limited volumes.

ASSET GROWTH

     The Funds' present asset size may not be sufficient to invest in the number of different stocks indicated above or to take advantage of certain investment opportunities, and they may not be as diversified as other mutual fund portfolios. There is no certainty as to how rapidly a Fund's assets will increase.

SECURITIES LENDING

     All Funds may seek to increase their income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund may experience a loss or delay in the recovery of its securities if the institution with which it has engaged in a portfolio security loan transaction breaches its agreement with the Fund. If the Portfolio Manager determines to make securities loans, the value of the securities loaned will not exceed one-third of the value of the total assets of the Fund making the loan.

OTHER INVESTMENTS

     Some or all of the Funds may also utilize the following investment techniques or make the following types of investments. However, it is anticipated that no Fund will have more than 5% of its assets invested in any one of the following:

          - Foreign Government Obligations
          - Sovereign Debt Obligations (Brady Bonds)
          - American Depository Receipts, European Depository Receipts, International Depository Receipts, and Global Depository Receipts
          - Forward Foreign Currency Exchange Contracts
          - Short-Term Bank and Corporate Obligations
          - Zero Coupon Bonds
          - Warrants and Rights
          - Convertible Securities
          - Repurchase Agreements
          - Restricted and Illiquid Securities
          - Borrowing

     The Statement of Additional Information contains descriptions of these investments and investment techniques.

                            PERFORMANCE INFORMATION

M FUND PERFORMANCE

     Performance figures for one or more of the Funds will not be disseminated directly to the public by the Company unless accompanied by appropriate disclosure regarding the performance of the separate accounts offered by the Participating Insurance Companies.

     Average annual total return is determined by computing the annual percentage change in value of $1,000 invested for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value. The annual average total return calculation assumes a complete redemption of the investment at the end of the relevant period.

     Year-by-year total return, cumulative total return and yield information may be provided for various specified periods by means of quotations, charts, graphs or schedules. Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment in a Fund (assuming all distributions are reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.

     The Funds also may advertise their yields. Yield is computed by dividing net investment income earned during a recent 30-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the price per share on the last day of the relevant period. The results are compounded on a bond-equivalent (semiannual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes. Performance data for the Funds will not reflect charges deducted under the Policies. If Policy charges were taken into account, such performance data would reflect lower returns.

     In addition, the Company may from time to time publish the performance of its Funds relative to certain performance rankings and indices. The investment results of the Funds will fluctuate over time and any presentation of investment results for any prior period should not be considered a representation of what an investment may earn or what a Fund's performance may be in any future period. In addition to information provided in shareholder reports, the Company may, in its discretion, from time to time make lists of a Fund's holdings available to investors upon request.

PRIVATE ACCOUNT PERFORMANCE

     The Funds have been in operation since January 4, 1996 and have limited performance records. However, each of the Funds have investment objectives, policies and strategies that are substantially similar to those employed by the Funds' Portfolio Managers with respect to certain Private Accounts which they manage ("Private Accounts"). The performance information derived from these Private Accounts may be relevant to prospective investors. The Funds' performance may vary from the respective Private Account information because its investments will vary from time to time and will not be identical to the past portfolio investments of the Private Accounts.

     The charts below show actual performance information for M Fund and performance information derived from historical performance of the Private Accounts of Edinburgh, Turner, Frontier and Franklin. The performance figures for the Edinburgh Foreign Equity Composite, the Frontier Capital Appreciation Composite, the Turner Equity Composite and the Franklin Enhanced S&P Composite represent the actual calendar year performance results of the comparable Private Accounts net of M Fund management fees. The performance of these Private Accounts is not M Fund performance and should not be considered as an indication of the future performance of the respective Funds.

     These figures also do not reflect the deduction of any insurance fees or charges that are imposed in connection with the sale of variable life insurance and variable annuity policies by the Participating Insurance Companies. Investors should refer to the separate account prospectus describing the life insurance policies and variable annuity contracts for information pertaining to these insurance fees and charges.

                 M FUND PERFORMANCE                   1996#    1997     SINCE INCEPTION
                 ------------------                   -----    ----     ---------------
Edinburgh Overseas Equity Fund......................  (0.63)%   2.26%         0.81%
Turner Core Growth Fund.............................  19.99%   28.32%        24.20%
Frontier Capital Appreciation Fund..................  30.31%   22.13%        26.27%
Enhanced US Equity Fund.............................  23.67%   32.68%        28.23%

     # Fund inception date was January 4, 1996. Since Inception returns are average annual total returns.

                    PRIVATE ACCOUNT PERFORMANCE INFORMATION

                                                                                                                       10 YR/*
                                                                                                                        SINCE
                            1988   1989   1990    1991   1992    1993   1994    1995   1996   1997   3 YR*   5 YR*   INCEPTION**
                            ----   ----   ----    ----   ----    ----   ----    ----   ----   ----   -----   -----   -----------
Edinburgh Fund Managers/
  Edinburgh Foreign Equity
  Composite...............    --%  21.5%  (13.1)% 13.5%   (7.7)% 38.8%    1.3%  12.6%   3.9%   2.0%   5.9%   10.5%      6.80%**
EAFE Benchmark............    --   10.4   (23.6)  12.2   (12.2)  32.7     7.8   11.3    6.1    1.6    6.3    11.4        4.0
Turner Investment
  Partners/
  Turner Equity
  Composite...............    --     --      --   50.4    12.2   15.3   (5.3)   29.6   19.3   32.4   27.0    17.5       20.9**
Wilshire 5000 Stock
  Index...................    --     --      --   34.2     9.0   11.3   (0.1)   36.5   21.2   31.3   29.5    19.3       19.8
Frontier Capital
  Management/
  Frontier Capital
  Apprecia-
  tion Composite..........  24.3   31.8     0.2   27.9    22.2   27.9     3.3   31.7   30.7   19.2   27.0    22.0       21.4
Russell 2500 Stock
  Index...................  22.7   19.4   (14.9)  46.7    16.2   16.5   (1.1)   31.7   19.0   24.4   24.9    17.6       16.9
Franklin Portfolio
  Associates/ Franklin
  Enhanced S&P
  Composite...............  15.4   31.6    (1.9)  30.7     6.7   13.5   (0.8)   35.7   22.5   35.5   31.1    20.5       18.1
S&P 500 Stock Index.......  16.5   31.6    (3.1)  30.4     7.6   10.1     1.3   37.5   22.8   33.5   31.1    20.2       18.0

 * 3yr, 5yr, 10yr and Since Inception returns are average annual total returns.

** Inception dates for the Edinburgh Foreign Equity Composite and the Turner
   Equity Composite are 12/31/88 and 3/31/90 respectively.

 See accompanying Notes to M Fund and Private Account Performance Information.

          NOTES TO M FUND AND PRIVATE ACCOUNT PERFORMANCE INFORMATION

     1. Returns for the M Fund are net of management fees and operating expenses. Returns for the Edinburgh Foreign Equity Composite, the Turner Equity Composite, the Frontier Capital Appreciation Composite and the Franklin Enhanced S&P Composite are net of M Fund management fees: 1.05%, 0.45%, 0.90% and 0.55% respectively. The operating expenses for all Private Accounts, which may be different from those of M Fund, have been deducted from the returns of the above referenced composites.

     2. Returns of the Private Accounts are based on accounts managed using substantially similar investment objectives, policies and strategies and are based on the following: returns for Edinburgh Fund Managers' Private Accounts are those of the manager's Foreign Equity Composite; returns for Turner Investment Partners' Private Accounts are those of the Turner Equity Composite; returns for Frontier Capital Management's Private Accounts are those of the manager's Capital Appreciation Composite; returns for Franklin Portfolio Associates' Private Accounts are those of the manager's Enhanced S&P Composite.

     3. Returns of the Private Accounts are based on accounts with substantially higher net assets than that of the Funds. The Funds commenced operations on January 4, 1996 and, therefore, are smaller than the managers' established accounts.

     4. Returns for the Edinburgh Foreign Equity Composite, the Turner Equity Composite, the Frontier Capital Appreciation Composite and the Franklin Enhanced S&P Composite are based on accounts that are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940, as amended, (the "1940 Act") and the Internal Revenue Code of 1986, as amended (the "Code"), which, if applicable, may have adversely affected the performance results.

     5. The annual return figures for the Frontier Capital Management's private accounts for 1995, and the Edinburgh Fund Managers' private accounts for 1992-1996 have been changed from the May 1, 1997

Prospectus. The correct figures are also reflected in the 3, 5 and 10 year averages. No changes have been made with respect to the data for M Fund, Inc.

     6. The Morgan Stanley Capital International Europe, Australia, and Far East Index (EAFE) is the arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of 21 countries. It is a widely accepted benchmark for international stock performance. The Wilshire 5000 Equity Index is a capitalization weighted stock index representing all domestic common stocks traded regularly on the organized exchanges. The index is the broadest measure of the aggregate domestic stock market. The Russell 2500 Index is a capitalization weighted stock index representing the bottom 500 stocks in the Russell 1000 Index and all stocks in the Russell 2000. The S&P 500 Stock Index is a capitalization weighted index of 500 large stocks, representing approximately 70% of the broad U.S. equity market. The stocks represent the largest companies in 88 industries. The S&P 500 Index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

     7. Performance returns for the Private Accounts have been extracted from performance information that has been prepared and presented in compliance with the Association for Investment Management and Research (AIMR) Performance Presentation Standards. Reports on such preparation and presentation are available to the investor upon request.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value per share of each Fund is normally determined once daily as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m. New York time (with exceptions), on each day when the New York Stock Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year, except for certain federal and other holidays. The net asset value of each Fund is determined by dividing the value of the Fund's securities, cash, and other assets (including accrued but uncollected interest and dividends), less all liabilities (including accrued expenses) by the number of shares of the Fund outstanding.

     The value of each Fund's securities and assets, except certain short-term debt securities, is determined on the basis of their market values. Short-term debt securities having remaining maturities of 60 days or less held by any of the Funds are valued by the amortized cost method, which approximates market value. Investments for which market quotations are not readily available are valued at their fair value as determined in good faith by, or under authority delegated by, the Board of Directors. See "Determination of Net Asset Value" in the SAI.

                  OFFERING, PURCHASE AND REDEMPTION OF SHARES

     Shares of the Funds are sold in a continuous offering to separate accounts of the Participating Insurance Companies to support the insurance and annuity Policies. Net purchase payments under the Policies are placed in one or more subaccounts of the Participating Insurance Company's separate account, and the assets of each such subaccount are invested in the shares of the Fund corresponding to that subaccount. The separate accounts purchase and redeem shares of the Funds for their subaccounts at net asset value without sales or redemption charges.

     For each day on which a Fund's net asset value is calculated, the separate accounts transmit to the Transfer Agent any orders to purchase or redeem shares of the Fund(s) based on the purchase payments, redemption (surrender) requests, death benefits, Policy charges, and transfer requests from Policy owners, annuitants and beneficiaries that have been processed on that day. The separate accounts purchase and redeem shares of each Fund at the Fund's net asset value per share calculated as of that same day although such purchases and redemptions may be executed the next morning. The Board of Directors may refuse to sell shares of any Fund to any person, or suspend or terminate the offering of shares of any Fund if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board of Directors acting in good faith, and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Fund.

     Please refer to the separate prospectus for the Policies (and the separate account through which they are funded) for a more detailed description of the procedures whereby a Policy owner, annuitant, or beneficiary may allocate his or her interest in the separate account to a subaccount using the shares of one of the Funds as an underlying investment medium.

     The Company may also offer shares of one or more of the Funds (including new Funds that might be added to the Company) to qualified pension and retirement plans.

     A potential for certain conflicts may exist between the interests of variable annuity contract owners, variable life insurance policy owners and plan participants. The Company currently does not foresee any disadvantage to owners of the Policies arising from the fact that shares of any Fund might be held by such entities. The Board of Directors, however, will monitor the Funds in order to identify any material irreconcilable conflicts of interest which may possibly arise, and to determine what action, if any, should be taken in response to any such conflicts.

                INCOME DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     The Company will pay dividends for each Fund from that Fund's net investment income and will make distributions from net realized securities gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Company will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Dividends are automatically reinvested in additional Company shares at net asset value unless payment in cash is selected.

     Notice as to the tax status of dividends and distributions will be given to shareholders (i.e. Participating Insurance Companies) annually. Dividends from net investment income, together with distributions of net realized short-term securities gains and gains from certain market discount bonds, generally are taxable as ordinary income whether received in cash or reinvested in additional shares. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains whether received in cash or reinvested in additional shares. Since the Company's shareholders are the Participating Insurance Companies and their separate accounts, no discussion is included herein as to the federal income tax consequences to variable life insurance or annuity policy holders. For information concerning the federal income tax consequences to such holders, see the prospectus for such contract or policy.

                                     TAXES

     Tax Status. The Company believes that each Fund will qualify as a regulated investment company under Subchapter M, Chapter 1, Subtitle A of the Code, and each Fund intends to distribute substantially all of its net income and net capital gain to its shareholders. As a result, under the provisions of Subchapter M, there should be little or no income or gains taxable to the Fund. In addition, each Fund intends to comply with certain other distribution rules specified in the Code so that it will not incur a 4% nondeductible federal excise tax that otherwise would apply. Under current law, the net income of the Funds, including net capital gain, is not taxed to Participating Insurance Companies to the extent that it is applied to increase the reserves held by the Participating Insurance Company in respect of the Policies.

     Foreign Investments. Funds investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally at a rate between 10% and 35%. The investment yield of the Funds that invest in foreign securities or currencies will be reduced by these foreign taxes. Shareholders will bear the cost of any foreign tax withholding, but may not be able to claim a foreign tax credit or deduction for these foreign taxes. Funds investing in securities of passive foreign investment companies may be subject to U.S. federal income taxes and interest charges, and the investment yield of the Funds making such investments will be reduced by these taxes and interest charges. Shareholders will bear the cost of these taxes and interest charges, but will not be able to claim a deduction for these amounts.

     Additional Tax Considerations. If a Fund fails to qualify as a regulated investment company, owners of Policies supported by the Fund (1) might be taxed currently on the investment earnings under their Policies and thereby lose the benefit of tax deferral, and (2) the Fund might incur additional taxes. In addition, if a Fund fails to comply with the diversification requirements of
Section 817(h) of the Code, owners of Policies supported by the Fund would be taxed on the investment earnings under their Policies and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Portfolio Managers and the Adviser, and it is intended that the Funds will comply with these rules as they exist or as they may be modified from time to time. In order to comply with the diversification and other requirements of Subchapter M and Section 817(h), a Fund may not be able to buy or sell certain securities at certain times, so the investments utilized (and the time at which such investments are purchased and sold) may be different from what the Portfolio Manager might otherwise believe to be desirable.

     For more information regarding the tax implications for the purchaser of a Policy who allocates investments to the Funds, please refer to the prospectus for the Policy.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisers. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Regulations are subject to change.

                               OTHER INFORMATION

REPORTS

     Annual Reports containing audited financial statements of the Company and Semiannual Reports containing unaudited financial statements, as well as proxy materials, are sent to Policy owners, annuitants or beneficiaries, as appropriate. Inquiries may be directed to the Company at the telephone number or address set forth on the cover page of this Prospectus.

VOTING AND OTHER RIGHTS

     Each share outstanding is entitled to one vote on all matters submitted to a vote of shareholders (of a Fund or the Company) and is entitled to a pro rata share of any distributions made by the applicable Fund and, in the event of liquidation, of its net assets remaining after satisfaction of outstanding liabilities. Each share (of each Fund), when issued, is nonassessable and has no preemptive or conversion rights. The shares have noncumulative voting rights. The Participating Insurance Companies will vote shares of a Fund held by their separate accounts which are attributable to Policies in accordance with instructions received from Policy owners, annuitants and beneficiaries as provided in the prospectus for the Policies. Fund shares held by the separate accounts as to which no instructions have been received will be voted for or against any proposition, or in abstention, in the same proportion as the shares of that separate account as to which instructions have been received. Fund shares held by a Participating Insurance Company that are not attributable to Policies will also be voted for or against any proposition in the same proportion as the shares for which voting instructions are received by that company. However, if a Participating Insurance Company determines that it is permitted to vote any such shares of a Fund in its own right, it may elect to do so, subject to the then-current interpretation of the 1940 Act and the rules thereunder.

     As a Maryland corporation, the Company is not required to, and does not intend to, hold regular annual shareholder meetings. The Company is, however, required to hold shareholder meetings for the following purposes: (i) approving investment advisory and sub-advisory agreements as required by the 1940 Act (unless, with respect to sub-advisory agreements, the Company and the Adviser obtain the SEC exemptive order referred to above); (ii) changing any fundamental investment policy or restriction of any Fund; and (iii) filling vacancies on the Board of Directors in the event that less than a majority of the Company's directors were elected by shareholders. Directors may also be removed by shareholders by a vote of two-thirds of the outstanding votes attributable to shares at a meeting called at the request of holders of 10% or more of such votes. The Company has the obligation to assist in shareholder communications.

     At December 31, 1997, the ownership of each Fund was as follows:

                                                           PERCENTAGE OF OWNERSHIP
                                           --------------------------------------------------------
                                                                                          NEW YORK
                                            M LIFE      JOHN HANCOCK                        LIFE
                                           INSURANCE    VARIABLE LIFE    PACIFIC LIFE     INSURANCE
                                              CO.       INSURANCE CO.    INSURANCE CO.     COMPANY
                                           ---------    -------------    -------------    ---------
Edinburgh Overseas Equity Fund...........    33.7%          56.7%             9.6%          --
Turner Core Growth Fund..................    40.3%          37.9%            21.8%          --
Frontier Capital Appreciation Fund.......     9.6%          51.6%            38.6%          0.2%
Enhanced U.S. Equity Fund................    22.3%           6.8%            70.6%          0.3%

DISTRIBUTOR

     M Holdings Securities, Inc. acts as the distributor (the "Distributor") for each of the Funds. The Distributor is a wholly-owned subsidiary of M Financial Group. The principal executive offices of the Distributor are located at River Park Center, 205 SE Spokane Street, Portland, Oregon 97202. The Distributor is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers ("NASD").

ADMINISTRATIVE AND OTHER SERVICES

     Pursuant to a custody agreement with the Company, Investors Bank & Trust Company ("Investors Bank") serves as the custodian of the Funds' assets.

     Investors Bank also performs certain accounting services for the Company. These services include maintaining and keeping current the Company's books, accounts, records, journals and other records of original entry related to the Company's business, performing certain daily functions related thereto, including calculating each Fund's daily net asset value. Investors Bank is responsible for providing certain administrative services to the Company, such as calculating each Fund's standardized performance information, preparing annual and semiannual reports to shareholders and the SEC, preparing each Fund's tax returns, monitoring compliance and performing other administrative duties.

     Pursuant to a Transfer Agency and Service Agreement with the Company, Investors Bank also acts as a transfer, redemption and dividend disbursing agent for the Company. Investors Bank's principal business address is 200 Clarendon Street, Boston, Massachusetts 02116.

     Investors Bank is not involved in the investment decisions made by the Portfolio Managers.

     The Company was incorporated in Maryland on August 11, 1995. It has no employees and relies on the Adviser and other service providers for its day-to-day operations.

                       STATEMENT OF ADDITIONAL INFORMATION

                                     M FUND
                         Edinburgh Overseas Equity Fund
                             Turner Core Growth Fund
                       Frontier Capital Appreciation Fund
                            Enhanced U.S. Equity Fund

                                   May 1, 1998

This Statement of Additional Information ("SAI") is not a prospectus. Much of the information contained in this SAI expands upon information discussed in the prospectus for M Fund, Inc. (the "Company") and should, therefore, be read in conjunction with the prospectus for the Company. To obtain a copy of the Prospectus with the same date as this SAI, write to the Company at River Park Center, 205 S.E. Spokane Street, Portland, Oregon 97202, Attn: M Fund Administration, or call (888) 736-2878.

                                TABLE OF CONTENTS

                                                                            Page

INTRODUCTION................................................................  3

SPECIAL INVESTMENT METHODS AND RISKS........................................  4
         Foreign Investments................................................  4
         Restricted and Illiquid Securities.................................  7
         Sovereign Debt Obligations - Brady Bonds...........................  8
         Fixed-Income Securities............................................  9
         Convertible Securities............................................. 10
         Warrants and Rights................................................ 11
         Repurchase Agreements.............................................. 11
         Borrowing.......................................................... 11
         Other Investment Companies......................................... 12

INVESTMENT RESTRICTIONS..................................................... 12
         Fundamental Restrictions........................................... 12
         Non-Fundamental Restrictions....................................... 13
         Interpretive Rules................................................. 15

INVESTMENT ADVISER.......................................................... 16
         Investment Advisory Agreement...................................... 16
         Expenses of the Company............................................ 16

PORTFOLIO MANAGERS.......................................................... 17

PORTFOLIO TRANSACTIONS AND BROKERAGE........................................ 17

DETERMINATION OF NET ASSET VALUE............................................ 19

PERFORMANCE INFORMATION..................................................... 20

SHARES OF STOCK............................................................. 22

CUSTODY OF ASSETS........................................................... 23

DIRECTORS AND OFFICERS...................................................... 23

TAX INFORMATION............................................................. 29

OTHER INFORMATION........................................................... 29
         Financial Statements............................................... 29
         Legal Counsel...................................................... 29
         Company Name....................................................... 30
         Other Information.................................................. 30

APPENDIX A -- DESCRIPTION OF CORPORATE BOND RATINGS.......................A - 1
APPENDIX B -- DESCRIPTION OF COMMERCIAL PAPER RATINGS.....................A - 4

                                 INTRODUCTION

         M Fund, Inc. (the "Company") is an open-end management investment company established as a Maryland corporation on August 11, 1995. The Company consists of four separate investment portfolios or funds (each a "Fund" and, collectively, the "Funds"), each of which is, in effect, a separate mutual fund. The Company issues a separate class of stock for each Fund representing fractional undivided interests in that Fund. By investing in a Fund, an investor becomes entitled to a pro rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Fund. Likewise, an investor shares pro rata in any losses of that Fund.

         Pursuant to an investment advisory agreement and subject to the authority of the Company's board of directors (the "Board of Directors"), M Financial Investment Advisers, Inc. (the "Adviser") serves as the Company's investment adviser and conducts the business and affairs of the Company. The Adviser has engaged the following sub-advisers to act as Portfolio Managers to provide the day-to-day portfolio management for the respective Funds:

          FUND                                 PORTFOLIO MANAGER

Edinburgh Overseas Equity Fund         Edinburgh Fund Managers plc
Turner Core Growth Fund                Turner Investment Partners, Inc.
Frontier Capital Appreciation Fund     Frontier Capital Management Company, Inc.
Enhanced U.S. Equity Fund              Franklin Portfolio Associates LLC

         The Company currently offers one or more classes of its stock to separate accounts of certain insurance companies (the "Participating Insurance Companies") as the underlying funding vehicles for certain variable annuity and variable life insurance policies (the "Policies") issued by the Participating Insurance Companies. The Company may also offer its stock to qualified pension and retirement plans. The Company does not offer its stock directly to the general public. Each such separate account has a separate prospectus, which accompanies the prospectus for the Company (the "Prospectus"), describing that separate account and the Policies. The prospectus for that separate account and the Policies, should be read in conjunction with the Company's prospectus.

         Terms appearing in this SAI that are defined in the Prospectus have the same meaning herein as in the Prospectus.

                      SPECIAL INVESTMENT METHODS AND RISKS

FOREIGN INVESTMENTS

         Each of the Funds may invest in securities of foreign issuers. Because investments in foreign issuers may involve currencies of foreign countries, because a Fund may temporarily hold funds in bank deposits in foreign currencies during completion of investment programs, and because a Fund may be subject to currency exposure independent of its securities positions, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.

         Foreign investment markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct such transactions. Mail and courier service and other communications between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

         INVESTMENTS IN ADRS, EDRS, IDRS, AND GDRS. Many securities of foreign issuers are represented by American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), International Depository Receipts ("IDRs"), and Global Depository Receipts ("GDRs"). Each of the Funds may invest in ADRs.

         ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domestic banks. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that a Fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs (i.e., unsponsored programs), there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for purchases and sales. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or the Nasdaq National Market. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

         The Edinburgh Overseas Equity Fund may also invest in EDRs, IDRs, and GDRs, which are receipts evidencing an arrangement with a bank similar to that for ADRs and are designed for use in the foreign securities markets. EDRs, IDRs, and GDRs are not necessarily quoted in the same currency as the underlying security.

         FOREIGN CURRENCY TRANSACTIONS. Because investment in foreign issuers will usually involve currencies of foreign countries, and because the Funds may be exposed to currency exposure independent of their securities positions, the value of the assets of the Funds invested in foreign issuers as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. To the extent that a Fund's assets consist of investments denominated in a particular currency, the Fund's exposure to adverse developments affecting the value of such currency will increase.

         Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate as well. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

         The Edinburgh Overseas Equity Fund may enter into forward foreign currency exchange contracts for hedging purposes in order to protect against anticipated changes in future foreign currency exchange rates or to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The market in forward foreign currency exchange contracts offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

         At the maturity of a forward contract the Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

         The Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated or noted in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

         Additionally, when the Portfolio Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund's foreign assets.

         The Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the Portfolio Manager determines that there is a pattern of correlation between the two currencies. The Fund may also purchase and sell forward contracts for non-hedging purposes when the Portfolio Manager anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio.

         Upon instructions from the Portfolio Manager, the Fund's custodian will place cash or liquid securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies or forward contracts entered into for non-hedging purposes. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. The segregated account will be marked-to-market on a daily basis. Although the contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate these contracts. In such event, the Fund's ability to utilize forward foreign currency exchange contracts may be restricted.

         While the Fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund that if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

         Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits, transaction costs or expected benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. The Fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Portfolio Manager.

         EMERGING MARKET SECURITIES. The Edinburgh Overseas Equity Fund may invest up to 25% of its total assets in countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low-to-middle income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the Adviser to be an emerging market as defined above. The Fund may invest in securities of: (i) companies the principal securities trading market for which is an emerging market country;
(ii) companies
organized under the laws of, and with a principal office in, an emerging market country; (iii) companies whose principal activities are located in emerging market countries; or (iv) companies traded in any market that derives 50% or more of their total revenue from either goods or services produced in an emerging market or sold in an emerging market.

         The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. Certain markets may require payment for securities before delivery.

         Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

         Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

RESTRICTED AND ILLIQUID SECURITIES

         The Edinburgh Overseas Equity Fund and the Turner Core Growth Fund may purchase limited amounts of illiquid securities (i.e., securities which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the Company has valued the investment). The Edinburgh Overseas Equity Fund and the Frontier Capital Appreciation Fund may purchase certain restricted securities (i.e., securities which are not registered under the Securities Act of 1933, as amended (the "1933 Act")) but that can be sold to "qualified institutional buyers" in accordance with the requirements stated in Rule 144A under the 1933 Act ("Rule 144A Securities"). A Rule 144A Security may be considered illiquid. Investments in illiquid securities and restricted securities are not anticipated to exceed, in the aggregate, 5% of a Fund's assets, but see non-fundamental investment restrictions 12 and 13, respectively, below.

         The Board of Directors has adopted guidelines and delegated to the Portfolio Managers the daily function of determining and monitoring the liquidity of Rule 144A Securities. The Board, however, will retain oversight and be ultimately responsible for the determinations. It is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will develop. To the extent that qualified institutional buyers become uninterested in purchasing these restricted securities, this investment practice could have the effect of decreasing the level of liquidity in a Fund.

         Certain repurchase agreements which provide for settlement in more than seven days, however, can be liquidated before the nominal fixed term on seven days' or less notice. The Company will consider such repurchase agreements as liquid. Likewise, restricted securities (including commercial paper issued pursuant to Section 4(2) of the 1933 Act) that the Board of Directors of the Company or a Portfolio Manager has determined to be liquid will be treated as such.

         The SEC staff has taken the position that fixed-time deposits maturing in more than seven days that cannot be traded on a secondary market and participation interests in loans are illiquid and not readily marketable. Until such time (if any) as this position changes, the Company will include such investments in the percentage limitation on illiquid investments applicable to each Fund.

SOVEREIGN DEBT OBLIGATIONS - BRADY BONDS

         The Edinburgh Overseas Equity Fund may invest in certain Sovereign Debt Obligations customarily referred to as "Brady Bonds," which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring. Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated), and they are actively traded in the over-the-counter secondary market.

         U.S. dollar-denominated, collateralized Brady Bonds which may be fixed-rate par bonds or floating-rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed-rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating-rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

         Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payment but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In view of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by the public and private entities of countries issuing Brady Bonds, investments in Brady Bonds should be viewed as speculative. Investments in

Brady Bonds will not exceed 5% of the Edinburgh Overseas Equity Fund's assets (and will count toward the Fund's 25% maximum investment in emerging markets).

FIXED-INCOME SECURITIES

         The Edinburgh Overseas Equity Fund and the Enhanced U.S. Equity Fund may invest in fixed-income securities (the Frontier Capital Appreciation Fund may invest in convertible securities; see discussion below). Fixed-income securities tend to decrease in value when prevailing interest rates rise and increase in value when prevailing interest rates fall. Because the value of a Fund's investments in fixed-income securities is interest rate sensitive, its performance may be affected by the Portfolio Manager's ability to anticipate and respond to fluctuations in market interest rates. Fixed-income securities include U.S. Government securities, debt obligations of states or municipalities or state or municipal government agencies or instrumentalities, corporate debt obligations, preferred stock, zero coupon bonds and deferred interest bonds.

         U.S. GOVERNMENT SECURITIES. The Edinburgh Overseas Equity Fund and Enhanced U.S. Equity Fund may invest in U.S. Government securities. U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Banks),
(c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities or instrumentalities in the future. U.S. Government securities may also include zero coupon bonds.

         Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities are considered to include (a) securities for which the payment of principal and interest is backed by a guarantee of or an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (b) participation in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.

         CORPORATE DEBT OBLIGATIONS. The Edinburgh Overseas Equity Fund may purchase corporate debt obligations. The Fund will limit its investment in corporate debt obligations to 5% of its total assets. Corporate debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). The Portfolio Manager considers both credit risk and market risk in making investment decisions as to corporate debt obligations. The Edinburgh Overseas Equity Fund may only purchase investment-grade bonds (i.e., bonds rated BBB or higher by Standard & Poor's Rating Service, a division of McGraw-Hill Companies ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's")). See Appendix A for a description of the ratings issued by these investment rating services.

         SHORT-TERM BANK AND CORPORATE OBLIGATIONS. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, and finance companies. Only the Edinburgh Overseas Equity Fund may invest in commercial paper. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic issuers. Bank obligations include certificates of deposit, bankers' acceptances, fixed-time deposits and bank notes.

         Certificates of deposit are certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed-time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed-time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed-time deposit to a third party, although there is no market for such deposits. Certain fixed-time deposits maturing in more than seven days may be deemed to be illiquid securities. Bank notes rank junior to deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

         ZERO COUPON BONDS. The Edinburgh Overseas Equity Fund may invest in zero coupon bonds, which are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or provide for a specified cash payment date when the bonds begin paying current interest. As a result, zero coupon bonds are generally issued and traded at a significant discount from their face value. The discount approximates the present value amount of interest the bonds would have accrued and compounded over the period until maturity.

         Zero coupon bonds benefit the issuer by mitigating its initial need for cash to meet debt service, but generally provide a higher rate of return to compensate investors for the deferment of cash interest and principal payments. Such securities are often issued by companies that may not have the capacity to pay current interest and so may be considered to have more risk than current interest-bearing securities. In addition, the market price of zero coupon bonds generally is more volatile than the market prices of securities that provide for the periodic payment of interest. The market prices of zero coupon bonds are likely to fluctuate more in response to changes in interest rates than those of interest-bearing securities having similar maturities and credit quality.

         Zero coupon bonds carry the additional risk that, unlike securities that provide for the periodic payment of interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold. If the issuer of such securities defaults, a Fund may obtain no return at all on its investment. In addition, a Fund's investment in zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Tax Information" below.

         OTHER RISKS ASSOCIATED WITH FIXED-INCOME SECURITIES. The prices of fixed-income securities fluctuate in response to the general level of interest rates. Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset value.

CONVERTIBLE SECURITIES

         The Edinburgh Overseas Equity Fund, the Frontier Capital Appreciation Fund, and the Enhanced U.S. Equity Fund may invest in convertible securities. Convertible securities may include corporate notes or preferred stock but more commonly are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stock in an issuer's capital structure and are consequently of higher quality and entail less risk of declines in market value than the issuer's common stock. However, the extent to which such common-stock-like risk is reduced for the holder of a convertible security is inversely related to the amount by which the convertible security's market price exceeds its value as a fixed-income security. The Edinburgh Overseas Equity Fund may only purchase convertible securities rated investment grade at the time of purchase by S&P or Moody's or if not so rated, considered by the Fund's Portfolio Manager to be of equivalent investment quality.

WARRANTS AND RIGHTS

         The Edinburgh Overseas Equity Fund, the Frontier Capital Appreciation Fund, and the Enhanced U.S. Equity Fund each may invest in warrants or rights which entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Portfolio Manager for investment by the Fund. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

REPURCHASE AGREEMENTS

         Each Fund may enter into repurchase agreements with "primary dealers" in U.S. Government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The collateral must consist of U.S. Government securities or instruments that are rated in the highest rating category by at least two nationally recognized statistical rating organizations ("NRSROs") or by a single NRSRO if only one has assigned a rating. In a repurchase agreement, an investor (e.g., a Fund) purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date (ordinarily a week or less). The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement. The primary risk is that, if the seller defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by that Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, that Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. In evaluating whether to enter into a repurchase agreement, the Portfolio Manager will carefully consider the creditworthiness of the seller pursuant to procedures established by the Board of Directors.

BORROWING

         The Edinburgh Overseas Equity Fund may borrow money but only from banks and only for temporary or short-term purposes. Temporary or short-term purposes may include: (i) short-term (i.e., no longer than five business days) credits for clearance of portfolio transactions; (ii) borrowing in order to meet redemption requests or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; and (iii) borrowing in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets in the near future. The Fund will not borrow for leveraging purposes. The Fund will maintain continuous asset coverage of at least 300% with respect to all of its borrowings. Should the value of the Fund's assets decline to below 300% of borrowings, the Fund may be required to sell portfolio securities within three days to reduce the Fund's debt and restore 300% asset coverage. Borrowing involves interest costs.

OTHER INVESTMENT COMPANIES

         The Edinburgh Overseas Equity Fund reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies including money market funds, business development companies, and small business investment companies (although it is anticipated that such investments will not exceed 5% of total assets). The Fund may not invest more than 5% of its total assets in the securities of any one investment company nor in more than 3% of the voting securities of any other investment company. The Fund will indirectly bear its proportionate share of any advisory fees paid by investment companies in which it invests in addition to the management fee paid by the Fund.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL RESTRICTIONS

         The following investment restrictions have been adopted by the Company as fundamental policies for the Funds to which each applies, as shown below. A fundamental policy is one that cannot be changed without the affirmative vote of "a majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the "1940 Act")) attributable to that Fund. The investment objective of each Fund and all other investment policies or practices of the Funds are considered by the Company not to be fundamental and accordingly may be changed by the Board of Directors without shareholder approval. See "Investment Objectives and Policies" in the Company's Prospectus. For purposes of the 1940 Act, "a majority of the outstanding voting securities" means the lesser of (a) 67% or more of the votes attributable to shares of the Fund present at a meeting, if the holders of more than 50% of such votes are present or represented by proxy, or (b) more than 50% of the votes attributable to shares of the Fund.

         None of the Funds may:

         1. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings.

         2. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

         3. Underwrite securities issued by others, except to the extent that the sale of portfolio securities by a Fund may be deemed to be underwriting.

         4. Purchase, hold or deal in real estate (including real estate limited partnerships) or oil, gas or mineral leases, although a Fund may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities (unless otherwise prohibited in these investment restrictions) and securities issued by real estate investment trusts and may hold and sell real estate acquired for the Fund as a result of the ownership of securities.

         5. Invest in commodities.

         6. Lend any money or other assets, except through the purchase of all or a portion of an issue of securities or obligations of the type in which the Fund may invest. However, a Fund may lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, unless otherwise prohibited in these investment restrictions.

         7. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) except as otherwise permitted under these fundamental investment restrictions.

         8. Alone or together with any other of the Funds, make investments for the purpose of exercising control over, or management of, any issuer.

         9. Borrow money except from banks for temporary or short-term purposes and then only if the Fund maintains asset coverage of at least 300% for such borrowings. None of the Funds will purchase securities when such borrowings exceed 5% of its assets.

         10. Sell securities short or maintain a short position including short sales against the box.

         11. Invest more than 25% of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry. This limitation does not apply to U.S. Government securities.

         12. As to 75% of the value of its total assets, purchase the securities of any one issuer (except U.S. Government securities) if, as a result thereof, more than 5% of the value of the Fund's total assets would be invested in securities of that issuer or if, as a result thereof, more than 10% of the outstanding voting securities of that issuer would be owned by the Fund.

NON-FUNDAMENTAL RESTRICTIONS

         In addition to the fundamental investment restrictions mentioned above, the Board of Directors has adopted certain non-fundamental restrictions for each Fund as shown below. Non-fundamental restrictions represent the current intentions of the Board of Directors, and they differ from fundamental investment restrictions in that they may be changed or amended by the Board of Directors without prior notice to or approval of shareholders.

         None of the Funds may:

         1. Purchase the securities of any one issuer if, by such purchase, the Fund would own more than 10% of the outstanding voting securities of that issuer.

         2. Write call or put options.

         3. Purchase variable-amount master demand notes, which are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the lender and the borrower.

         4. Purchase variable- or floating-rate demand instruments, which are debt securities that include a variable or floating interest rate adjustment feature.

         5. Purchase fixed-income investments (e.g., corporate debt obligations, including commercial paper, but excluding convertible securities) that are unrated or rated at the time of purchase in the lower rating categories by S&P or Moody's (i.e., ratings of BB or lower by S&P or BA or lower by Moody's for corporate debt obligations and ratings below A-3 by S&P or Prime-3 by Moody's for commercial paper).

         6. Invest in mortgage-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property.

         7. Invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables.

         8. Invest in options or futures.

         9. Invest in when-issued securities (or delayed-delivery or forward commitment contracts).

         10. Invest in interest-only ("IO") or principal only ("PO") securities. However, this does not preclude investments in zero coupon bonds.

         11. Invest more than 25% of its net asset value in emerging markets, including no more than 5% of net asset value in Brady Bonds.

         Fund-specific restrictions:

         12. The Edinburgh Overseas Equity Fund and the Turner Core Growth Fund may not purchase illiquid securities, including certain repurchase agreements or time deposits maturing in more than seven days, if, as a result thereof, more than 5% of the value of its total assets would be invested in assets that are either illiquid or are not readily marketable. The Frontier Capital Appreciation Fund and the Enhanced U.S. Equity Fund may not invest in illiquid securities.

         13. The Edinburgh Overseas Equity Fund and the Frontier Capital Appreciation Fund may not purchase restricted securities (except securities offered and sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, and except foreign securities offered and sold outside the United States) if, as a result thereof, more than 10% of the value of its total assets would be invested in restricted securities. The Turner Core Growth Fund and the Enhanced U.S. Equity Fund may not invest in restricted securities.

         14.Each of the Frontier Capital Appreciation Fund and the Turner Core Growth Fund may invest no more than 10% of the value of their total assets in securities of foreign issuers that are listed on United States exchanges or are represented by American Depository Receipts.

         15. The Edinburgh Overseas Equity Fund, the Frontier Capital Appreciation Fund, and the Enhanced U.S. Equity Fund may not invest in warrants or rights (other than those acquired in units or otherwise attached to other securities) if, as a result thereof, more than 5% of the value of its total assets would be invested in warrants or rights, and each may not invest more than 2% of its total assets, calculated at the time of purchase, in warrants or rights that are not listed on the New York Stock Exchange or the American Stock Exchange. The Turner Core Growth Fund may not invest in warrants or rights.

         16. The Turner Core Growth Fund, the Frontier Capital Appreciation Fund, and the Enhanced U.S. Equity Fund will not invest in other investment companies.

         17. The Edinburgh Overseas Equity Fund will not engage in forward foreign currency exchange contracts with respect to more than 5% of its assets. The other Funds will not enter into such contracts.

INTERPRETIVE RULES

         For purposes of the foregoing fundamental and non-fundamental limitations, any limitation which involves a maximum percentage will not be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. In addition, with regard to exceptions recited in a restriction, a Fund may only rely on an exception if its investment objective or policies otherwise permit it to rely on the exception.

                               INVESTMENT ADVISER

         M Financial Investment Advisers, Inc. (the "Adviser") is the investment adviser of the Company and its Funds.

         The Adviser was organized on September 11, 1995. Although the Adviser is not primarily responsible for the daily management of the Funds, the Adviser oversees the management of the assets of the Funds by each of the Portfolio Managers. In turn, each Portfolio Manager is responsible for the day-to-day management of a specific Fund.

INVESTMENT ADVISORY AGREEMENT

         The investment advisory agreement provides that the Adviser may render similar services to others (although there is no current intent for the Adviser to do so) so long as the services that it provides to the Company are not impaired thereby. The investment advisory agreement also provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Company, except for (i) willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its duties or obligations under the investment advisory agreement, and (ii) to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation.

         The investment advisory agreement was initially approved for each Fund by the Board of Directors, including a majority of the Directors who are not parties to the investment advisory agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto (the "non-interested Directors"), on November 20, 1995 and re-approved in connection with a change of control of the Adviser on October 16, 1997. The current advisory agreement is dated January 3, 1998. It will remain in effect for two years from its effective date and from year to year thereafter, provided such continuance is specifically approved as to each Fund at least annually by (a) the vote of a majority of the outstanding voting securities of that Fund or by the Board of Directors, and (b) the vote of a majority of the non-interested Directors, cast in person at a meeting called for the purpose of voting on such approval. The investment advisory agreement will terminate automatically if assigned (as defined in the 1940 Act). The investment advisory agreement is also terminable as to any Fund at any time by the Board of Directors or by vote of a majority of the votes attributable to outstanding voting securities of the applicable Fund (a) without penalty and (b) on 60 days' written notice to the Adviser. The agreement is also terminable by the Adviser on 90 days' written notice to the Company. For the year ended December 31, 1997 and the period January 4, 1996 (commencement of operations) to December 31, 1996, respectively, the Funds incurred the following amounts as investment advisory fees payable to the Adviser: Edinburgh Overseas Equity Fund, $51,064 and $25,922; Turner Core Growth Fund, $13,152 and $8,040; Frontier Capital Appreciation Fund, $79,263 and $17,411; Enhanced U.S. Equity Fund, $18,371 and $6,289.

EXPENSES OF THE COMPANY

         The Company incurs certain operating and general administrative expenses in addition to the Adviser's fee. These expenses, which are accrued daily, include but are not limited to: taxes; expenses for legal and auditing services; costs of printing; charges for custody services; transfer agent fees, if any; expenses of redemption of shares; expense of registering shares under federal and state securities laws; accounting costs; insurance; dues of trade associations; interest; brokerage costs; and other expenses properly payable by the Company.

         In general, each Fund is charged for the expenses incurred in its operations as well as for a portion of the Company's general administrative expenses, allocated on the basis of the asset size of the respective Funds, or by the Board of Directors as appropriate. Expenses other than the Adviser's fee that are borne directly and paid individually by a Fund include, but are not limited to, brokerage commissions, dealer markups, taxes, custody fees, expenses of redemption, and other costs properly payable by the Fund. Expenses which are allocated among the Funds include, but are not limited to, Directors' fees and expenses, independent accountant fees, transfer agent fees, insurance costs, legal fees, and all other costs of operation properly payable by the Company.

         The Adviser has voluntarily undertaken to pay any such expenses (but not including the advisory fee, brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses, as accrued for each Fund, exceed 0.25% of the Fund's estimated average daily net assets on an annual basis. In 1997 and 1996, respectively, the Adviser paid the following amounts on behalf of each Fund: Edinburgh Overseas Equity Fund $176,933 and $146,502; Turner Core Growth Fund $160,750 and $137,012; Frontier Capital Appreciation Fund $150,764 and $133,645; Enhanced U.S. Equity Fund $154,486 and $130,220. The
Adviser has extended this same provision through December 31, 1998.

                               PORTFOLIO MANAGERS

         As compensation for their services, each Portfolio Manager receives a fee (paid by the Adviser) based on the average daily net assets of the applicable Fund at the following annual rates:

              FUND                                   SUB-ADVISORY FEE
Edinburgh Overseas Equity Fund                 0.90% on the first $10 million
                                                0.75% on the next $15 million
                                                0.60% on the next $75 million
                                             0.45% on amounts above $100 million

Turner Core Growth Fund                                     0.30%

Frontier Capital Appreciation Fund                          0.75%

Enhanced U.S. Equity Fund                      0.40% on the first $25 million
                                                0.30% on the next $75 million
                                             0.15% on amounts above $100 million

         Since they are paid by the Adviser, the sub-advisory fees form a portion of, and are not in addition to, the Advisory fees described in the Prospectus. For the year ended December 31, 1997 and the period January 4, 1996 (commencement of operations) to December 31, 1996, respectively, the Adviser paid the Portfolio Managers the following sub-advisory fees: Edinburgh Overseas Equity Fund - $43,770 and $22,219, Turner Core Growth Fund - $8,768 and $5,360; Frontier Capital Appreciation Fund - $66,054 and $14,509, Enhanced U.S. Equity Fund - $13,361 and $4,573.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         The Portfolio Managers are responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any.

Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, affiliates of the Adviser or the Portfolio Managers.

         In placing orders for portfolio securities of a Fund, its Portfolio Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Portfolio Manager will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Portfolio Manager generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Portfolio Managers may consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Funds, the Portfolio Managers and their affiliates, or other clients of the Portfolio Managers or their affiliates. Such research and investment services include statistical and economic data and research reports on particular companies and industries. Such services are used by the Portfolio Managers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for the Funds may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Funds, and the services furnished by such brokers may be used by the Portfolio Managers in providing investment sub-advisory services to the Funds.

         On occasions when the Portfolio Manager deems the purchase or sale of a security to be in the best interest of a Fund as well as its other advisory clients (including any other fund or other investment company or advisory account for which the Portfolio Manager or an affiliate acts as investment adviser), the Portfolio Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a Fund.

         Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Directors.

         The Funds paid the following brokerage commissions for the year ended December 31, 1997 and the period January 4, 1996 (commencement of operations) to December 31, 1996, respectively: Edinburgh Overseas Equity Fund - $28,198 and $26,916; Turner Core Growth Fund - $12,649 and $12,272; Frontier Capital Appreciation Fund - $31,995 and $12,880; Enhanced U.S. Equity Fund - $4,552 and $1,461.

         The portfolio turnover rate is calculated for each Fund by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of that Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. For the fiscal year ended December 31, 1997, the portfolio turnover rates for the Funds were as follows:

FUND                                                     PORTFOLIO TURNOVER RATE
Edinburgh Overseas Equity Fund                                               74%

Turner Core Growth Fund                                                     206%

Frontier Capital Appreciation Fund                                           61%

Enhanced U.S. Equity Fund                                                     52%

         The Turner Growth Fund's portfolio turnover was high for the year-ended December 31, 1997 due to the fact that the Portfolio Manager focused on earnings potential and disposed of securities when earnings potential was diminished. High rates of portfolio turnover involve correspondingly greater expenses which must be borne by a Fund and may under certain circumstances make it more difficult for a Fund to qualify as a regulated investment company under the Internal Revenue Code.

                        DETERMINATION OF NET ASSET VALUE

         The Board of Directors is responsible for determining in good faith the fair value of securities of each Fund. The price per share, and therefore the net asset value per share, in accordance with procedures adopted by the Board of Directors, is calculated by determining the net worth of each Fund (assets, including securities at market value or amortized cost value, minus liabilities) divided by the number of that Fund's outstanding shares. All securities are valued as of the close of regular trading on the New York Stock Exchange. Each Fund will compute its net asset value once daily at the close of such trading (usually 4:00 p.m., New York time). In addition, the Funds may compute their net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

         Portfolio assets of the Funds are valued as follows:

         (a) securities and other investments listed on any U.S. or foreign stock exchange or the National Association of Securities Dealers Automated Quotation system ("Nasdaq") are valued at the last sale price on that exchange or Nasdaq on the valuation day; if no sale occurs, securities traded on a U.S. exchange or Nasdaq are valued at the mean between the closing bid and closing asked prices and securities traded principally on a foreign exchange will be valued at the official bid price (the last sale price and official bid price for securities traded principally on a foreign exchange will be determined as of the close of the London Foreign Exchange);

         (b) over-the-counter securities not quoted on Nasdaq are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices;

         (c) debt securities with a remaining maturity of 61 days or more are valued on the basis of dealer-supplied quotations or by a pricing service selected by the Portfolio Manager and approved by the Board of Directors if those prices are deemed by the Portfolio Manager to be representative of market values at the close of business of the New York Stock Exchange;

         (d) all other securities and other assets, including those for which a pricing service supplies no quotations or quotations are not deemed by the Portfolio Manager to be representative of market values, but excluding debt securities with remaining maturities of 60 days or less, are valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors; and

         (e) debt securities with a remaining maturity of 60 days or less will be valued at their amortized cost which approximates market value.

         Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on each business day at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the mean between the buying and selling rates of such currencies against U.S.

dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Directors.

         Trading in securities on European and Far Eastern securities exchanges and on over-the-counter markets is normally completed well before the close of business on each business day. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days for the Company and days on which a Fund's net asset value is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of a majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the New York Stock Exchange will not be reflected in a Fund's calculation of net asset value until the following business day, unless the Portfolio Manager deems that the particular event would materially affect net asset value, in which case an adjustment will be made.

         Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price a Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund or portfolio which uses available market quotations to value all of its portfolio securities.

                             PERFORMANCE INFORMATION

         The Company may from time to time quote or otherwise use average annual total return information for the Funds in advertisements, shareholder reports, and sales literature. Average annual total return values are computed pursuant to equations specified by the SEC.

         Average annual total return for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment in a Fund made at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period according to the following formula:

                  P ( 1 + T ) n  = ERV

         Where    P = a hypothetical initial payment of $1,000
                  T = average annual total return
                  n = number of years
                  ERV = ending redeemable value at the end of the stated period of a hypothetical $1,000 payment made at the beginning of the stated period

         This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

         The Company also may from time to time quote or otherwise use year-by-year total return, cumulative total return and yield information for the Funds in advertisements, shareholder reports, and sales literature. Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment in a Fund (assuming all distributions are reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.

         Yield is computed by dividing net investment income earned during a recent 30-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the price per share on the last day of the relevant period. The results are compounded on a bond-equivalent (semiannual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

         Any performance data quoted for a Fund will represent historical performance, and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Performance data for the Funds will not reflect charges deducted under the Policies. If Policy charges were taken into account, such performance data would reflect lower returns.

         From time to time the Company may publish an indication of the Funds' past performance as measured by independent sources such as (but not limited to) Lipper Analytical Services, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal. The Company may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Company may from time to time advertise its performance relative to certain indices and benchmark investments, including (but not limited to): (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed-Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Hambrecht & Quist Growth Stock Index; (f) the Nasdaq OTC Composite Prime Return; (g) the Russell Midcap Index;
(h) the Russell 2000 Index - Total Return; (i) the ValueLine Composite-Price Return; (j) the Wilshire 4500 Index; (k) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (l) the Shearson Lehman Brothers Aggregate Bond Index or its component indices (the Aggregate Bond Index measures the performance of Treasury, U.S. Government agencies, mortgage and Yankee bonds);
(m) the S&P Bond indices (which measure yield and price of corporate, municipal and U.S. Government bonds); (n) the J.P. Morgan Global Government Bond Index;
(o) Donoghue's Money Market Fund Report (which provides industry averages of 7-day annualized and compounded yields of taxable, tax-free and U.S. Government money market funds); (p) other taxable investments including certificates of deposit, money market deposit accounts, checking accounts, savings accounts, money market mutual funds and repurchase agreements; (q) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, CS First Boston, Morgan Stanley (including EAFE), Salomon Brothers, Merrill Lynch, Donaldson Lufkin & Jenrette or other providers of such data; (r) the FT-Actuaries Europe and Pacific Index; (s) mutual fund performance indices published by Variable Annuity Research & Data Service; (t) S&P 500 Index; and
(u) mutual fund performance indices published by Morningstar, Inc. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of a Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may be different from those of the equations used by the Company to calculate a Fund's performance figures.

         The Company may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the Portfolio Managers' views as to markets, the rationale for a Fund's investments and discussions of a Fund's current asset allocation.

         From time to time, advertisements or information may include a discussion of certain attributes or benefits to be derived by an investment in a particular Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail in the communication.

         Such performance data will be based on historical results and will not be intended to indicate future performance. The total return and yield of a Fund will vary based on market conditions, portfolio expenses, portfolio investments, and other factors. The value of a Fund's shares will fluctuate, and an investor's shares may be worth more or less than the investor's original cost upon redemption. The Company may also, at its discretion, from time to time make a list of a Fund's holdings available to investors upon request.

                           AVERAGE ANNUAL TOTAL RETURN

                           Edinburgh Overseas    Turner Core Growth      Frontier Capital     Enhanced U.S Equity
                           Equity Fund           Fund                    Appreciation Fund    Fund
For the one year ended            2.26%                  28.32%                22.13%                 32.68%
12/31/97

For the Period 1/4/96*            0.81%                  24.20%                26.27%                 28.23%
to 12/31/97

*The Funds commenced operations on January 4, 1996.

                                 SHARES OF STOCK

         The Company issues a separate class of shares for each Fund representing fractional undivided interests in that Fund. The Board of Directors has authority to divide or combine the shares of any Fund into greater or lesser numbers without thereby changing the proportionate beneficial interests in the Fund.

         Each issued and outstanding share is entitled to participate equally in dividends and distributions declared for the respective class and, upon liquidation or dissolution, in net assets allocated to such class remaining after satisfaction of outstanding liabilities. The shares of each class, when issued, will be fully paid and nonassessable and have no preemptive or conversion rights.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act, applicable state law or otherwise to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal underwriting contracts and the election of Directors from the separate voting requirements of Rule 18f-2.

         Under normal circumstances, subject to the reservation of rights explained above, the Company will redeem shares of the Funds in cash within seven days. However, the right of a shareholder to redeem shares and the date of payment by the Company may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders.

         Under Maryland law, the Company is not required to hold annual shareholder meetings and does not intend to do so.

                               CUSTODY OF ASSETS

         Pursuant to a custodian agreement with the Company, Investors Bank & Trust Company ("Investors Bank") holds the cash and portfolio securities of the Company as custodian.

         Investors Bank is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, and receiving and collecting income from investments, making all payments covering expenses of the Company, all as directed by persons authorized by the Company. Investors Bank does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds or the Company. Portfolio securities of the Funds purchased domestically are maintained in the custody of Investors Bank and may be entered into the Federal Reserve, Depository Trust Company, or Participant's Trust Company book entry systems. Pursuant to the custodian agreement, portfolio securities purchased outside the United States will be maintained in the custody of various other custodians or subcustodians, including foreign banks and foreign securities depositories, as are approved by the Board of Directors, in accordance with regulations under the 1940 Act.

                             DIRECTORS AND OFFICERS

         The Directors and officers of the Company are listed below together with their respective positions with the Company and a brief statement of their principal occupations during the past five years and any positions held with affiliates of the Company:

                                         Position(s)
                                         Held with            Principal Occupation(s)
Name, Address, and Age                   the Company          During Past 5 Years
Peter W. Mullin*                         Director             Chairman and Chief Executive Officer, Mullin
(age 57)                                                      Consulting, Inc.

David M. Spungen*                        Director             Director of CMS Capital Management, a division of
(age36)                                                       CMS Investment Resources, Inc.

Gerald Bidwell                           Director             President and Chief Executive Officer, Bidwell &
209 SW Oak St.                                                Co.
Portland, OR 97204
(age 54)

Neil E. Goldschmidt                      Director             President, Neil Goldschmidt, Inc.
222 SW Columbia
Suite 1850
Portland, OR  97201
(age 58)

Philip W. Halpern                        Director             Treasurer and Chief Investment Officer,
1400 Fones Road S.E.                                          California Institute of Technology, since
Olympia, Washington 98501                                     September 1996.
(age 43)                                                      Chief Investment Officer, Washington State
                                                              Investment Board, since 1992.

                                         Position(s)
                                         Held with            Principal Occupation(s)
Name, Address, and Age                   the Company          During Past 5 Years
Daniel F. Byrne*                         President            Senior Vice President, Product Development and
(age 41)                                                      Sales Support, of M Financial Group, since 1992.

David W. Schutt*                         Secretary and        Secretary and Treasurer of M Life and Director of
(age 42)                                 Treasurer            Finance for M Financial Group, since 1992.

* "Interested Person" of the Company for purposes of the 1940 Act. The address of Interested Persons is M Fund, Inc., River Park Center, 205 S.E. Spokane Street, Portland, Oregon 97202.

         There is no family relationship between any of the Directors or officers listed above.

         Each non-interested Director receives as compensation an annual retainer of $10,000 plus $500 per meeting of the Board or a committee thereof which he attends.

         During the year ended December 31, 1997, the Directors of the Company received the following compensation from the Company:

                                                     Pension or                                  Total
                                                     Retirement                               Compensation
                                                  Benefits Accrued                         from the Company
                                Aggregate          as Part of the      Estimated Annual    and Fund Complex
                             Compensation from        Company's         Benefits upon           Paid to
Name of Person, Position       the Company**          Expenses**         Retirement            Directors**
Peter W. Mullin                  $     0              $     0              $     0              $     0
Director

David M. Spungen                 $     0              $     0              $     0              $     0
Director

Gerald Bidwell                   $ 9,000              $     0              $     0              $ 9,000
Director

Neil E. Goldschmidt              $ 9,500              $     0              $     0              $ 9,500
Director

Philip W. Halpern                $10,000              $     0              $     0              $10,000
Director

                                 TAX INFORMATION

SOURCES OF GROSS INCOME. To qualify for treatment as a regulated investment company, a Fund must, among other things, derive its income from certain sources. Specifically, in each taxable year, a Fund must generally derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies. For purposes of this test, gross income generally is determined without regard to losses from the sale or other disposition of stock or securities or other Fund assets.

DIVERSIFICATION OF ASSETS. To qualify for treatment as a regulated investment company, a Fund must also satisfy certain requirements with respect to the diversification of its assets. A Fund must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets invested in cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities which, in respect of any one issuer, do not represent more than 5% of the value of the assets of the Fund nor more than 10% of the voting securities of that issuer. In addition, at those times, not more than 25% of the value of the Fund's assets may be invested in securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses. A Fund's investments in U.S. Government securities are not subject to these limitations. The foregoing diversification requirements are in addition to those imposed by the 1940 Act.

         Because the Company is established as an investment medium for variable annuity contracts and variable life insurance policies, Section 817(h) of the Code imposes additional diversification requirements on each Fund. These requirements generally are that no more than 55% of the value of the assets of a Fund may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each U.S. Government agency or instrumentality is treated as a separate issuer.

                                OTHER INFORMATION

FINANCIAL STATEMENTS

         Coopers & Lybrand LLP acts as the Company's independent public accountants. The Financial Statements for the Funds, which are contained in the Company's Annual Report to Shareholders, are incorporated herein by reference.

LEGAL COUNSEL

         Sutherland, Asbill & Brennan L.L.P., 1275 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2404, has provided advice to the Company with respect to certain matters relating to federal securities laws.

COMPANY NAME

         The Company's Articles of Incorporation acknowledge that the Company adopted its name through permission of M Life Insurance Company, an affiliate of the Adviser. Under certain circumstances, the Company has agreed to eliminate the name "M" from its name upon request of M Life Insurance Company.

OTHER INFORMATION

         The Prospectus and this SAI do not contain all the information included in the registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the registration statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC. The registration statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

         Statements contained in the Prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectus and this SAI are parts, each such statement being qualified in all respects by such reference.

                                                                      APPENDIX A

                    DESCRIPTION OF CORPORATE BOND RATINGS (1)

                DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
                             CORPORATE BOND RATINGS

         AAA: Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         AA: Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in AAA securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         BAA: Bonds which are rated BAA are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         BA: Bonds which are rated BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         CAA: Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         CA: Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from AA through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

         Should no rating be assigned, the reason may be one of the following:

         1. An application for rating was not received or accepted.

         2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

         3. There is a lack of essential data pertaining to the issue or issuer.

         4. The issue was privately placed, in which case the rating is not published in Moody's publications.

         Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonably up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

    DESCRIPTION OF STANDARD & POOR'S RATING SERVICE'S CORPORATE BOND RATINGS

INVESTMENT GRADE

         AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

         Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

         BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

         B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will like impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC: The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C: The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         CI: The rating CI is reserved for income bonds on which no interest is being paid.

         D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


         Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


         N.R.: Not rated.

--------------------

(1) The rating systems described herein are believed to be the most recent ratings systems available from Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Rating Service ("S&P") at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligations to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the Fund's fiscal year end.


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
                                   APPENDIX B

                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

               COMMERCIAL PAPER - MOODY'S INVESTORS SERVICE. INC.

         "PRIME-1.- Commercial paper issuers related Prime-1 are judged to be one of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

         "PRIME-2. - Issuers in the Commercial Paper market rated Prime-2 are high quality. Protection for short-term holders is assured with liquidity and value of current assets as well as cash generation in sound relationship to current indebtedness. They are rated lower than the best commercial paper issuers because margins of protection may not be as large or because fluctuations of protective elements over the near or immediate term may be of greater amplitude. Temporary increases in relative short and overall debt load may occur. Alternative means of financing remain assured.

         "PRIME-3" - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

              COMMERCIAL PAPER - STANDARD & POOR'S RATINGS SERVICE

         "A" - Issues assigned this highest rate are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

         "A-1" - This designation indicates that the degree of safety regarding timely payment is very strong.

         "A-2" - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not overwhelming as for issues designated "A-1".

         "A-3" - Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.


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